UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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           Technology Research Corporation
(Name of Registrant as Specified In Its Charter)

                                              N/A
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TECHNOLOGY RESEARCH CORPORATION
________________________

Notice of Annual Meeting of Stockholders
to be held August 24, 2006
______________________

To the Stockholders of
TECHNOLOGY RESEARCH CORPORATION

    You are cordially invited to attend the Annual Meeting of Stockholders of Technology Research Corporation, a Florida corporation (the “Company”), which will be held on August 24, 2006, at 2:30 P.M. local time, at the Radisson Hotel and Conference Center, 12600 Roosevelt Blvd., St. Petersburg, Florida 33716, for the following purposes:

    1.  Election of Directors.

    2.  Ratification of Appointment of Independent Registered Public Accounting Firm.

    3.  To consider and act upon any matters related to the foregoing purposes and to transact such other business as may properly be brought before the meeting and at any adjournments thereof.

    A Proxy Statement and Board of Directors Proxy are being mailed with this notice.  You are invited to attend the meeting in person, but if you are unable to do so, the Board of Directors requests that you sign, date and return the proxy, as promptly as practicable, by means of the enclosed envelope.  If you are present at the meeting and desire to vote in person, you may revoke the proxy, and if you receive more than one proxy (because of different addresses of stockholdings), please fill in and return each proxy to complete your representation.

         By order of the Board of Directors

Robert S. Wiggins
Chairman of the Board

Clearwater, Florida
July 17, 2006
Enclosures

TECHNOLOGY RESEARCH CORPORATION

2006 PROXY STATEMENT

TABLE OF CONTENTS

PROXY STATEMENT

RECORD DATE; PROPOSALS TO BE VOTED UPON

VOTING RIGHTS AND SOLICITATION OF PROXIES

PROPOSAL I - ELECTION OF DIRECTORS

CORPORATE GOVERNANCE

EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT RELATED STOCKHOLDER MATTERS

PERFORMANCE GRAPH

COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

AUDIT COMMITTEE REPORT

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL II - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ACCESS TO ANNUAL REPORT

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

OTHER MATTERS

EXHIBIT A - NOMINATING COMMITTEE CHARTER

APPENDIX I - Proxy Card

TECHNOLOGY RESEARCH CORPORATION
5250-140th Avenue North
Clearwater, Florida 33760
________________________

PROXY STATEMENT
________________________

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD August 24, 2006

    This Proxy Statement is being furnished to each holder of record of one or more outstanding shares of the single class of common capital stock authorized for issuance by the Articles of Incorporation of Technology Research Corporation (the “Company,” “we,” “us,” or “our”), for his, her or its use in considering whether to comply with the proxy solicitation being made by the Company's Board of Directors (the “Board of Directors” or the “Board”) in connection with the conduct of the 2006 annual meeting of the Company's stockholders, and of any adjournments or postponements thereof (the “Meeting”).  Each copy of this Proxy Statement being mailed or otherwise delivered to stockholders is accompanied by a Proxy card and a Notice of Annual Meeting of Stockholders, and such materials and our Annual Report on Form 10-K are being mailed to Company stockholders of record on or about July 17, 2006.

RECORD DATE; PROPOSALS TO BE VOTED UPON

    The Meeting is scheduled to be held on August 24, 2006 at 2:30 P.M. local time, at the Radisson Hotel and Conference Center, 12600 Roosevelt Blvd., St. Petersburg, Florida 33716.  Only holders of record of the Company's common voting stock at the close of business on June 30, 2006 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting.  At the Meeting, such holders will be asked to consider and vote upon the following proposals:

    PROPOSAL ONE:  To elect a board of directors to consist of six members, each of whom shall be entitled to serve for a term of one year; and

    PROPOSAL TWO:  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2007.

VOTING RIGHTS AND SOLICITATION OF PROXIES

    The Company’s common stock, $.51 par value (the “Common Stock”), is the only type of security entitled to vote at the Meeting.  On the Record Date for determining stockholders entitled to vote at the Meeting, there were 5,888,828 shares of Common Stock outstanding.  Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock then held.  Shares of Common Stock may not be voted cumulatively.  All votes cast by proxies returned prior to the conduct of the Meeting will be tabulated by the Registrar and Transfer Company, our stock transfer agent, who will tabulate affirmative and negative votes, abstentions and broker non-votes.  Our Chief Financial Officer will be the inspector of elections for the Meeting and will determine the validity of the final vote tabulation, including those shares voted in person or by proxies submitted or changed during the conduct of the Meeting.

Quorum Required

    Our Bylaws provide that the holders of a majority of the issued and outstanding shares of Common Stock (2,944,415), present in person or represented by valid proxy, shall constitute a quorum for the transaction of business at the Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.  Abstentions have the effect of a vote against any matter as to which they are specified.  Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Meeting; however, broker non-votes are not deemed to be votes cast.  As a result, broker non-votes are not included in the tabulation of the voting results on the election of the directors or issues requiring approval of a majority of the votes cast and, therefore, will have no effect on the two proposals being voted on at the Meeting.

Vote Required

    PROPOSAL ONE (Election of Directors):  Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Meeting.  The six nominees for director positions receiving the highest number of affirmative votes will be elected.  Abstentions and broker non-votes will not be counted toward a nominee’s total.

    PROPOSAL TWO (Ratification of Independent Registered Public Accounting Firm):  Passage will require an affirmative vote by the holders of a majority of those shares present in person or represented by proxy, and which are cast either affirmatively or negatively at the Meeting.  As in the case of Proposal One, abstentions and broker non-votes will not be counted as having been voted on any such proposal.

    Our current directors and executive officers and their affiliates are expected to be the beneficial owners, as of the Record Date, of 255,713 shares, or 4.3%, of the outstanding shares of Common Stock.  Each has indicated an intention to vote in favor of Proposals One and Two.

Voting of Shares

    If your shares of Common Stock are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Meeting or to grant your voting proxy directly to us or another proxy holder.  We have enclosed a proxy card for you to use.

    If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you, together with a voting instruction card, by your broker or other nominee.  As the beneficial owner, you have the right to direct your broker or other nominee how to vote and are also invited to attend the Meeting. Your broker or other nominee has enclosed or provided voting instructions for you to use in directing the broker or other nominee how to vote your shares.

    Shares of Common Stock held in a stockholder’s name as the stockholder of record may be voted in person at the Meeting.  Shares of Common Stock held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker or other nominee that holds your shares giving you the right to vote the shares.

    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting.  If you are a stockholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee.

    Whether or not you are able to attend the Meeting, you are urged to complete and return your proxy or voting instructions, which are being solicited by the Board of Directors and which will be voted as you direct on your proxy or voting instructions when properly completed.  In the event no directions are specified, such proxies and voting instructions will be voted FOR the nominees for election to the Board of Directors as set forth in Proposal One below, FOR Proposal Two and in the discretion of the proxy holders as to other matters that may properly come before the Meeting.  You may also revoke or change your proxy or voting instructions at any time before the Meeting.  To revoke your proxy, please send a written notice of revocation or another signed proxy with a later date to the Chief Financial Officer of the Company at the Company’s principal executive offices before the beginning of the Meeting.  You may also automatically revoke your proxy by attending the Meeting and voting in person.  To revoke your voting instructions, please submit new voting instructions to your broker or other nominee, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.  All shares represented by a valid proxy received prior to the Meeting will be voted.

Solicitation of Proxies

    As this solicitation is being made exclusively by our Board of Directors, any costs incurred in connection therewith, including the costs of preparation, assembly, printing and mailing of this Proxy Statement, the accompanying Notice of Annual meeting, and any additional soliciting material furnished to stockholders, will be borne by us.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners.  All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives or agents by telephone, telegraph or personal contact with certain stockholders.  No additional compensation will be paid to these representatives for such services. Except as described above, we do not intend to solicit proxies other than by mail.

    WHILE MANAGEMENT ENCOURAGES YOUR ATTENDANCE AT THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

PROPOSAL ONE - ELECTION OF DIRECTORS

Number and Composition of the Board of Directors

    The Company’s Bylaws provide that its Board of Directors shall consist of not less than three members and not more than nine members as may be fixed from time to time by action of the Board of Directors or of the stockholders.  The Board recommends that the exact number of directors not be determined by stockholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy, as it deems advisable to do so.

    Our Board is currently comprised of six members.  All six members of our Board of Directors have been nominated for reelection and will be presented as the Board's slate of nominees at our 2006 Annual Meeting.

Information Concerning Nominees

    Unless authority is withheld as to one or more of the Board’s designated nominees, the shares represented by Board of Directors proxies properly executed and timely received will be voted for the election as Directors of the six nominees named below, all of whom presently serve in that capacity.  If any such nominee fails to stand for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors.  The Board has no reason to believe that any nominee will be unavailable to serve if elected.  Each nominee, if elected, will serve a one-year term, expiring on the date of the annual meeting of stockholders in 2007.

    The following table set forth certain information concerning the nominees, which is based on data furnished by them:

	Director
Name	Since	Age	Position
Robert S. Wiggins	1988	76	Chairman of the Board, Director, Chief Executive Officer,
			President and Secretary

Raymond B. Wood	1981	71	Director, Senior Vice President and Director of
			Government Operations and Marketing

Gerry Chastelet (1)(2)(3)	1999	59	Director

Patrick M. Murphy (1)	2006	49	Director

Edmund F. Murphy, Jr. (1)(2)(3)	1988	77	Director

David F. Walker (2)(3)	2004	52	Director

_______________________________
Footnotes:

1 Member of the Audit Committee.
2 Member of the Compensation Committee.
3 Member of the Nominating Committee.

Certain Related Biographical Information About Director Nominees.
    ROBERT S. WIGGINS has been the Chairman of the Board and a Director of the Company since March 1988 and Chief Executive officer of the Company from March 1988 through August 2004 and again from August 2005 to present.  From 1974 to 1987, he was Chairman, Chief Executive Officer and President of Paradyne Corporation, Largo, Florida, a data communications company.  Mr. Wiggins served as a consultant for Paradyne from 1987 to March 1988.  In addition, he spent three years with GTE Information Systems Division as a Vice President and 13 years in various sales and product development managerial positions with IBM Corporation.  Mr. Wiggins earned his MA degree in mathematics from the University of Florida, and his BA degree from the University of Florida, majoring in mathematics with a minor in economics.

    RAYMOND B. WOOD, a founder of the Company, has been a Director, Senior Vice President and Director of Government Operations and Marketing of the Company since its inception in 1981.  From 1974 to 1981, he was Manager of Engine Generator Component Marketing for Square D Company.  He was employed by Electromagnetic Industries, Inc. for 20 years prior to its acquisition by Square D Company. During this time, he held the position of General Manager of Electromagnetic Industries of Georgia Inc., the systems manufacturing plant for military products such as diesel generating systems, generators, controls, semi-trailers, etc. Previous assignments included service as Project and Design Engineer for military products produced by Electromagnetic Industries Inc.  Mr. Wood is a charter member of the industries association, Electrical Generating Systems Association (“EGSA”), has served on its Board of Directors and has been the Chairman of the Government Liaison Committee for over 30 years.  Mr. Wood is also a member of the U.S. Naval Institute.  For over 40 years, he has been involved in design, manufacture and qualification conformance evaluation for listing by the Department of Defense, marketing and product application concerning control and measurement of electric power for Mobile Ground Power Military Engine Generator Systems, and electrical power controls for Naval Shipboard and Military Armored Tracked Vehicle application.  During such period, Mr. Wood has had extensive contact with the military procurement, contract administration, engineering and test qualifying locations, as well as with the government prime contractors to the Department of Defense.  Mr. Wood has served on numerous ad hoc committees for military engine generator specification review requirements and is frequently consulted for solutions to problems encountered with military engine generator systems by both the military and prime contractors to the Department of Defense.

    GERRY CHASTELET has served as a member of the Board of Directors since 1999.  Mr. Chastelet retired from the technology industry in January 2002.  From October 1998 to January 2002, Mr. Chastelet was Chairman of the Board, Chief Executive Officer, President and a Director of Digital Lightwave, Inc., a leading provider of optical network test and management products.  From December 1995 to October 1998, Mr. Chastelet was President, Chief Executive Officer and a Director of Wandel & Goltermann Technologies, Inc., a global supplier of communications test and measurement equipment. Prior to joining Wandel & Goltermann, Mr. Chastelet held senior management positions with Network Systems Corporation, Gandalf Systems Corporation and Paradyne Corporation.  During his career, he also spent 15 years with the IBM Corporation in various sales, service, marketing and management positions.  Currently, Mr. Chastelet also serves as a director of Waverider Communications, Inc. Mr. Chastelet has a degree in Electronic Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA Program.

    PATRICK M. MURPHY joined the Board of Directors of Technology Research Corporation in May 2006.  Mr. Murphy served as Senior Vice President, Chief Financial Officer and Treasurer of Paradyne Networks from August 1996 and Secretary from August 2000 until August 2005.  He also served as a director and Chief Executive Officer of Paradyne Credit Corp. since July 2001, and Vice President, Chief Financial Officer and Treasurer from August 1996 to July 2001.  From August 1996 to July 1998, he served as Vice President, Treasurer and Chief Financial Officer of GlobeSpan, Inc.  From January 1987 to August 1996, he served as Chief Financial Officer of Continental Broadcasting, Ltd., a television and radio broadcast company.  Mr. Murphy holds a B.S./B.A. in finance from John Carroll University and is a certified public accountant.

    EDMUND F. MURPHY, JR. has served as a member of the Board of Directors since 1988.  For many years, Mr. Murphy functioned as the sole owner and Chief Executive of Murphy Management Consultants, Inc., a Belleair, Florida based consulting firm.  Prior to that activity, Mr. Murphy served as Senior Vice President of International Marketing for Paradyne Corporation, a Largo, Florida based, publicly held distributor of data communications equipment.

    DAVID F. WALKER has served as a member of the Board of Directors since March 2004.  Mr. Walker is the Director of the Accountancy Program and Program for Social Responsibility and Corporate Reporting at the University of South Florida St. Petersburg, where he has been employed since 2002.  Prior to joining the University, Mr. Walker was with Arthur Andersen LLP, having served as a partner in that firm from 1986 through 2002.  Mr. Walker currently serves on the Board of Directors of Chico's FAS, Inc. (NYSE:CHS) and First Advantage Corporation (NASDAQ: FADV) participating on the Executive, Audit and Corporate Governance committees of the Chico's Board, and chairing the Audit Committee for First Advantage.  Mr. Walker also serves on the Board of Directors of CommVault Systems, Inc., chairing the Audit Committee and participating on the Corporate Governance Committee, and served on the Board of Directors of Paradyne Networks, Inc. until August 2005.  Mr. Walker earned the MBA degree from the University of Chicago Graduate School of Business in accounting, finance and marketing, and the BA degree from DePauw University with majors in economics and mathematics and a minor in business administration.  Mr. Walker is also a CPA and a Certified Fraud Examiner.

CORPORATE GOVERNANCE

    Our Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of our stockholders. To that end, our Board of Directors and management periodically review and update, as appropriate, our corporate governance policies and practices. Our Board and management also regularly evaluate and, when appropriate, revise our corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission (“SEC”) and the NASDAQ Stock Market, Inc. (“NASDAQ”).

    Board Meetings and Committees.  During fiscal 2006, the Board of Directors held nine meetings and did not act by written consent in lieu of a meeting on any occasion.  During that period, each of the current directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

    Annual Meeting Attendance.  Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, directors are encouraged to attend.  All six directors attended the last annual meeting of stockholders.

    Our Board of Directors has established the following standing committees:

    Audit Committee.  The Audit Committee of the Board of Directors (the “Audit Committee”) monitors the integrity of the Company’s financial statements, the independence and qualifications of the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the effectiveness of the Company’s disclosure controls and procedures and internal controls.  It is also responsible for retaining (subject to stockholder ratification), evaluating, and, if appropriate, recommending the termination of the Company’s independent registered public accounting firm.  The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 under a charter approved by the Board, a copy of which has previously been filed with the SEC and is publicly available.  During fiscal 2006, the Audit Committee held ten meetings and did not act by written consent in lieu of any meeting.  David F. Walker, an individual determined by the Board to be an “audit committee financial expert,” as defined in the applicable rules, was chairman during fiscal 2006, and Gerry Chastelet and Edmund F. Murphy, Jr. constituted its remaining members.  In May 2006, David F. Walker resigned from the Audit Committee and Patrick M. Murphy was appointed as a director and Audit Committee chairman. Patrick M. Murphy was determined by the Board to be an “audit committee financial expert” as defined in the applicable rules. Each member of the Audit Committee is independent under SEC and NASDAQ rules and listing standards currently in effect.

    Compensation Committee.  The Compensation Committee of the Board of Directors (the “Compensation Committee”) administers our Long Term Incentive Plan and other programs relating to benefits, incentives and compensation of our executive officers, reviews the performance of our executive officers, reviews and approves executive compensation policy and objectives, concludes whether our executives are compensated according to such standards, makes recommendations to the Board of Directors with respect to compensation, and carries out the Board’s responsibilities relating to all forms of executive compensation.  The Compensation Committee operates under a charter approved by the Board, a copy of which has previously been filed with the SEC and is publicly available.  Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by our Chief Executive Officer and approved by the Board of Directors.  During fiscal 2006, the Compensation Committee held seven meetings and did not act by written consent in lieu of any meeting.  The chair of the Compensation Committee was Edmund F. Murphy, Jr. and Messrs. Chastelet, Poad (until his resignation as a director in march 2006) and Walker constituted its remaining members.

    Nominating Committee.  The Nominating Committee of the Board of Directors (the “Nominating Committee”) assists the Board in identifying individuals qualified to be directors and oversees the composition and structure.  During fiscal 2006, the Nominating Committee held three meetings and did not act by written consent in lieu of any meeting.  The chair of the Nominating Committee was Martin L. Poad during fiscal 2006 and Messrs. E. Murphy, Chastelet and Walker constituted its remaining members.  Mr. Poad resigned as a director of the Company in March 2006 and Mr. Chastelet was appointed chair of the Nominating Committee.  Each member of the Nominating Committee is independent under SEC and NASDAQ rules and listing standards currently in effect.

    The Nominating Committee believes that any nominee that it recommends for a position on our Board of Directors must possess high standards of personal and professional integrity, and have demonstrated business judgment and such other characteristics as it deems appropriate to demonstrate that he or she would be effective in serving the best interest of our stockholders.  In making its determination, the Nominating Committee also reviews the current size and composition of our Board, the independence of the Board and its committees, the number of other boards in which a candidate serves and such other factors as the Nominating Committee or the Board deems to be significant.  The Nominating Committee will consider recommendations for director nominees from other directors, our executive officers, any stockholder or any other source that it deems appropriate.  To evaluate any potential nominee, the Nominating Committee typically will review and evaluate the qualifications of any proposed director candidate and conduct inquiries into his or her background to the extent that it deems appropriate under the circumstances.

    Any stockholder that wishes to submit a name of a candidate for our Board for consideration by the Nominating Committee or receive a copy of our formal charter for the Nominating Committee should do so in writing, addressed to the Nominating Committee, c/o Secretary, Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760.  The Secretary of the Company will forward all recommendations to the Nominating Committee.  Each recommendation made by a stockholder should include information about the stockholder making the recommendation and include the name and contact information for the candidate, and include information regarding the candidate’s occupation and background, including education and business experience.  All proposed director candidates for consideration by the Nominating Committee will be evaluated in the same manner, regardless of the source of the initial recommendation.  Any stockholder director nomination for the 2007 Annual Meeting of stockholders must be received on or before March 15, 2007 in order to be considered for inclusion in our 2007 Proxy Statement.  A copy of the charter for our Nominating Committee is attached as an exhibit to this proxy statement.

Director Independence

The Board has determined that each of the directors, except Messrs. Wiggins and Wood, is independent within the meaning of the applicable rules and regulations of the SEC and NASDAQ director independence standards, as currently in effect.  The Board has also determined that each member of its Audit, Compensation, and Nominating Committees is “independent” within the meaning of the applicable rules and regulations of the SEC and NASDAQ director independence standards, as currently in effect.

Communications with the Board

    Stockholders may communicate with our Board of Directors by writing to us c/o Secretary, Technology Research Corporation, 5250 - 140th Avenue North, Clearwater, Florida 33760.  If you wish to direct your submission to a member of the board you may so specify, and we will forward your communication, as appropriate.

Code of Conduct and Ethics

    The Company has adopted a Code of Conduct and Ethics (the “Codes”) that applies to all of its employees as well as its principal executive, financial and accounting officers.  A copy of the Codes can be found at the Company's website www.trci.net.  Additionally, the Company’s principal executive officer, principal financial officer and principal accounting officer have also adopted a Code of Ethics to supplement the Company Code of Conduct.  This supplemental Code of Ethics requires a high standard of ethical conduct.  The Company intends to satisfy the disclosure regarding any amendments to or waivers from a provision of the Codes that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

Director Compensation

    On March 29, 2006, each non-employee director was granted an option to purchase up to 10,000 shares of Common Stock, and each such option carries an exercise price of $7.34 per share.  On May 8, 2006, upon joining the Board of Directors, Patrick M. Murphy was granted an option to purchase up to 10,000 shares of Common stock with an exercise price of $6.04 per share.  Beginning in fiscal 2007, the annual retainer paid to each non-employee director was increased from $15,000 to $20,000, the additional fee paid to the Audit Committee Chairman was increased from $5,000 to $7,500, and the fee paid to each chairman of a board committee was increased from $2,000 to $2,500.  In addition, the fee paid to each non-employee director was increased from $1,000 to $2,000 for each Board meeting and from $500 to $750 for each telephonic and/or committee meeting.  No fees are paid to directors for attending committee meetings on the same day as a meeting of the Board of Directors..

    The Company does not pay director compensation to any member who constitutes a Company employee.  In fiscal 2006, that policy applied to Messrs. Wiggins and Wood.

EXECUTIVE OFFICERS

    Our officers are as follows:

Name	Age	Position
Robert S. Wiggins	76	Chairman of the Board, President, Chief Executive Officer and Secretary

Raymond B. Wood	71	Director, Senior Vice President and Director of Government Operations and Marketing

Barry H. Black	59	Vice President of Finance and Chief Financial Officer

    Biographical information concerning our executive officers and their ages can be found under the caption “Executive Officers” in our 2006 Annual Report on Form 10-K for the year ended March 31, 2006, which is incorporated by reference into this Proxy Statement.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth for the fiscal years ended March 31, 2006, 2005 and 2004 the compensation earned by our Chief Executive Officer and each of the other four most highly compensated executive officers whose compensation for fiscal 2006 exceeded $100,000 (each a “Named Officer” and collectively the “Named Officers”).

					Long Term		All Other(4)
		Annual Compensation			Compensation		Compensation

					Securities	Restricted
				Other Annual	Underlying	Stock
Name and Principal Position	Year	Salary($)	Bonus ($)	Compensation ($)	Options	Awards
Robert S. Wiggins	2006	149,280	40,000	-	-	-	31,250
Chairman of the Board, Director,	2005	225,000	-	-	-	-	400
Chief Executive Officer, President	2004	225,000	100,000	-	25,000	-	400
and Secretary

Raymond B. Wood	2006	157,500	127,390	-	-	-	400
Senior Vice President and Director of	2005	150,000	105,392	-	-	-	400
Government Operations	2004	135,000	122,119	-	20,000	-	400

Edward A. Schiff	2006	135,000	53,650	-	-	-	400
Senior Vice President of	2005	124,167	64,597	-	-	-	400
Commercial Operations	2004	115,000	42,675	-	15,000	-	400

Hamze M. Moussa	2006	125,000	19,400	-	-	-	30,400
President and General Manager of	2005	118,333	15,250	-	-	-	30,400
TRC/Honduras S.A. de C.V.	2004	115,000	17,000	-	10,000	-	30,400

Former Officers:
Jerry T. Kendall(5)	2006	218,175	-	-	-	-	-
	2005	250,000	-	-	-	-	-
	2004	191,667	38,300	-	100,000	-	-

_______________________________
Footnotes:

4  The amount indicated consists of matching contributions made by the Company to its 401(k) Plan.  For Mr. Moussa only, a housing allowance paid for by TRC Honduras S.A. de C.V., the Company’s Honduran manufacturing facility, and for Mr. Wiggins only, five months of fees as a non-employee Chairman of the Board in 2006.

5  Effective August 1, 2005, the Company's Board accepted the resignation of Jerry T. Kendall as Chief Executive Officer and Board Member.

Stock Option Grants in Last Fiscal Year

    No stock options were granted in fiscal 2006 for the Company’s Chairman of the Board or the other named executives of the Company.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

    The following table sets forth information concerning option exercises in fiscal 2006 and option holdings as of March 31, 2006 with respect to each of the Named Officers.  No stock appreciation rights were outstanding at the end of that year:

	Shares		Number of Securities Underlying		Value of Unexercised
	Acquired on	Value(6)	Unexercised Options		In-the-Money Options(7)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert S. Wiggins	-	-	25,000	-	-	-

Raymond B. Wood	-	-	25,000	-	$ 28,850	-

Edward A. Schiff	24,512	$ 86,168	50,488	-	$ 76,122	-

Hamze M. Moussa	-	-	10,000	-	-	-

Former Officers:
Jerry T. Kendall (former CEO)	-	-	-	-	-	-

_______________________________
Footnotes:

6  An individual option holder, upon exercise of an option, does not receive cash equal to the amount set forth in the Value Realized column of this table.  The amount set forth above reflects the increase in the price of the Company's Common Stock from the date of grant to the price of the Company's Common Stock on the option exercise date (i.e. $7.27 per share on March 31, 2006), multiplied by the applicable number of options.  No cash is realized until the shares received upon exercise of an option are sold.

7  Options are “in-the-money” at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.  These amounts represent the difference between the exercise price of such stock options and the closing price of the Company's stock on March 31, 2006.

Change of Control Agreement

    In January 2006, the Company entered into a Change of Control Agreement (the “Agreement”) with Barry H. Black who was appointed to the position of Vice President of Finance and Chief Financial Officer. Under the terms of the Agreement, if a “change of control” occurs and Mr. Black’s employment is “involuntarily terminated” (as such term is defined in the Agreement), then he will be entitled to a severance payment of twelve months of base salary. Along with a change in the voting ownership of the Company, the definition of “change of control” includes certain changes in the composition of the Board of Directors and it includes the change in the Company’s Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT RELATED STOCKHOLDER MATTERS

    The Company is committed to aligning the interests of its Board of Directors and corporate executives with the interests of stockholders, a key element of appropriate corporate governance.  Accordingly, the Board of Directors has adopted stock ownership guidelines for members of the Board of Directors and corporate executives based on the amount of each individual's cash salary or retainer, as follows:

Directors (non-employee)            2.0 times annual cash retainer
President and CEO                     1.5 times annual base salary
Other corporate executives          1.0 times annual base salary

    The following table enumerates, as of June 30, 2006, certain information with respect to shares beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table above, and (iii) all current directors and executive officers as a group:

Beneficial Owner	Shares Beneficially Owned(8)	Percentage of Class
Robert S. Wiggins	226,538(9)	3.9%
Chairman of the Board, Chief Executive Officer, President and Secretary

Barry H. Black	10,000(9)	0.2%
Vice President of Finance and Chief Financial Officer

Raymond B. Wood	58,607(9)	1.0%
Director, Senior Vice President of Government Operations and Marketing

Patrick M. Murphy	-	-
Director

Edmund F. Murphy, Jr.	30,568(9)	0.5%
Director

Gerry Chastelet	25,000(9)	0.4%
Director

David F. Walker	25,000(9)	0.4%
Director

All director, officers and 5% beneficial owner as a group (ten persons)	375,713	6.3%

_______________________________
Footnotes:

8  For purposes of this table, a person or group of persons is deemed to be the “beneficial owner” of any shares that such person has the right to acquire within 60 days following June 30, 2006.  For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following June 30, 2006 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

9  Includes the following shares subject to currently exercisable options held by Messrs. Wiggins (25,000), Black (10,000), Wood (25,000), Murphy (15,000), Chastelet (25,000) and Walker (20,000).

PERFORMANCE GRAPH

    The following performance graph compares the changes from March 31, 2001 through March 31, 2006, in the cumulative total value of $100 hypothetically invested in (i) the Company's common stock; (ii) the Nasdaq Composite; and (iii) the Wilshire Electrical Components & Equipment Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG TECHNOLOGY RESEARCH CORPORATION,
THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX,
AND THE WILSHIRE 5000 ELECTRICAL COMPONENTS & EQUIPMENT INDEX

1200
1000
800
600
400
200
0
DOLLARS
3/01
3/02
3/03
3/04
3/05
3/06
TECHNOLOGY RESEARCH CORPORATION
NASDAQ STOCK MARKET (U.S. & FOREIGN)
WILSHIRE 5000 ELECTRICAL COMPONENTS & EQUIPMENT

* $100 invested on 3/31/01 in stock or index-including reinvestment of dividends.
Fiscal year ending March 31.

	Cumulative Total Return					
	3/01	3/02	3/03	3/04	3/05	3/06
TECHNOLOGY RESEARCH CORPORATION	100.00	119.28	206.42	977.24	397.28	572.21
NASDAQ STOCK MARKET (U.S. & FOREIGN)	100.00	99.67	67.46	104.86	101.61	134.21
WILSHIRE 5000 ELECTRICAL COMPONENTS & EQUIPMENT	100.00	91.99	56.69	92.71	88.03	120.16

COMPENSATION COMMITTEE REPORT

    The Compensation Committee is composed solely of independent directors as defined under NASDAQ and Commission rules.  The Committee has the authority to establish the level of base salary payable to the Chief Executive Officer (the “CEO”) and the other executive officers of the Company and to administer the Company’s 2000 Long Term Incentive Plan.  The Committee is responsible for approving the individual bonus programs effective for the CEO and other Company executive officers.  The Committee periodically evaluates the effectiveness of the compensation program in tying Company performance to executive pay.  Additionally, the Committee or the Board of Directors reviews the compensation benefits offered to any newly hired executive or to an executive whose scope of responsibility has significantly changed.

    General Compensation Policy.  The objective of the Company’s executive compensation program is to align executive compensation with the Company’s long-term and short-term business objectives and performance.  Additionally, executive compensation is designed to enable the Company to attract, retain and motivate qualified executives who are able to contribute to the long-term success of the Company.  The specific strategies relied upon to guide the Company’s executive compensation decisions include tying some portion of the executive’s pay to performance and comparing levels of compensation to those of other companies operating within similar industries so as to ensure the competitiveness of the Company’s programs.  The elements of each executive compensation plan are base salary, an annual performance-based cash bonus and equity-based incentive compensation.

                                                     Submitted by the Compensation Committee
                                                     of the Board of Directors

                                                     Edmund F. Murphy, Jr., Chairman
                                                     Gerry Chastelet, Member
                                                     David F. Walker, member

The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

    No member of the Company’s Compensation Committee was at any time during the Company’s 2006 fiscal year an officer or employee of, nor was engaged in any related party transaction with the Company or of any subsidiary thereof, nor did any interlocking relationship exist (nor does one currently exist) between any member of the Compensation Committee and the board of directors or any board committee of any other company which would require disclosure under the Commission’s executive compensation rules.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors (the “Committee”) assists the Board in fulfilling its responsibility for general oversight of the quality and integrity of the accounting, auditing and financial reporting process and practices of the Company, and also recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.

    Management is responsible for the Company’s internal controls, while the Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States) and to issue a report thereon.  The Committee is charged with providing service as an independent and objective monitor of the Company’s financial reporting process, selection of critical accounting policies, system of internal controls, audit process for compliance with applicable laws and regulations, and the Company’s standards of business conduct.

    In fulfilling these responsibilities, the Committee met with both the Company’s management and its independent registered public accounting firm to review all annual and quarterly financial statements and to discuss significant accounting policies and issues prior to the issuance of those statements.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the discussions held with the Company’s independent registered public accounting firm covered those matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).  During those discussions, the independent registered public accounting firm provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent registered public accounting firm their independence and whether the non-audit services provided by them to the Company during fiscal 2006 was compatible with, or could reasonably be deemed to call into question, that status.

    Each member of the Committee was and is an independent director as determined by the Board of Directors, based upon NASDAQ listing rules and the additional independence requirements imposed by the Commission’s rules.  Mr. Walker, an individual determined by the Board to be an “audit committee financial expert,” as defined in such rules, chaired the Audit Committee in fiscal 2006, and Messrs. Chastelet, Murphy and Murphy constitute its remaining members.  Mr. Poad resigned as a director in March 2006, and Mr. Walker resigned from the audit committee on May 8, 2006.  Patrick M. Murphy was elected as a director and appointed as chairman of the audit committee on May 8, 2006.  Mr. Murphy has been determined by the Board to be an “audit committee financial expert” as defined by the applicable rules.  Nonetheless, all Committee members rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Moreover, the Committee’s considerations and discussions do not ensure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the PCAOB (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

    On the basis of its reviews and discussions and the report of the independent registered public accounting firm to the Committee, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006, for filing with the Commission, and that KPMG LLP be selected as the Company’s independent registered public accounting firm for the Company’s 2007 fiscal year.

                                                    Submitted by the Audit Committee
                                                    of the Board of Directors

                                                    Patrick M. Murphy, Chairman
                                                    Gerry Chastelet, Member
                                                    Edmund F. Murphy, Jr., Member

The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Technology Research Corporation and subsidiary’s annual consolidated financial statements for the fiscal years ended March 31, 2006 and March 31, 2005, and fees billed for other services rendered by KPMG LLP during these periods:

Fee Category	Fiscal 2006	Fiscal 2005
Audit fees	$197,000	129,000
Audit-related fees	9,600	-
Tax fees	29,764	54,825
All other fees	681	1,500
	$237,045	185,325

Audit Fees

    Consists of fees for the audit of Technology Research Corporation and subsidiary’s consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

    Consists of fees related to Sarbanes-Oxley Section 404 documentation assistance.

Tax fees

    Consists of fees billed for tax compliance and tax advice.  These services include assistance regarding federal, state and international tax compliance and a federal tax audit.

All Other Fees

    Consists of fees billed for a subscription to KPMG's Accounting Research Online in fiscal 2005 and for foreign employee visa services in fiscal 2006.
Audit Committee Pre-Approval of Audit and Non-Audit Services

    The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

    As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.

Recommendation of the Board of Directors

PROPOSAL ONE - ELECTION OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE SIX NOMINEES FOR DIRECTOR SET FORTH ABOVE.

PROPOSAL TWO - RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    For the 23rd consecutive year, our Board of Directors has selected the independent registered public accounting firm of KPMG LLP to perform audit and related functions with respect to our accounts for its fiscal year ending March 31, 2007.  The Board recommends ratification of its selection.  In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection, and even if ratification occurs, the Board, in its discretion and through the actions of its Audit Committee, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its stockholders.

    One or more representatives of KPMG LLP will be in attendance at the Meeting to respond to appropriate stockholder questions and to have an opportunity to make any statement which they may care to address to the attending stockholders.

Recommendation of the Board of Directors

PROPOSAL TWO - RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification

    The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including in circumstances in which indemnification is otherwise discretionary under such law.  The Company indemnifies its directors and officers so that they will serve free from undue concern that they will not be indemnified, and have signed agreements with each of its independent directors contractually obligating the Company to provide this indemnification to them.

ACCESS TO ANNUAL REPORT

    A copy of the Company’s 2006 Annual Report to Stockholders, which includes the Company's Form 10-K, as filed with the Commission, for the fiscal year ended March 31, 2006, has been mailed with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting.  Such report is not incorporated into this proxy statement and is not considered proxy solicitation material.  Additional copies of the Company’s Annual Report, and any of its other Commission filings, may be obtained from the Commission’s website, www.sec.gov, or by writing to Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760, Attention: Barry H. Black, Vice President of Finance and Chief Financial Officer.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Our Board of Directors and executive officers, as well as persons who own more than ten percent of the Company's outstanding shares of Common Stock, are subject to the reporting requirements of Section 16(a) of the Exchange Act (“Section 16(a)”), which require them to file with the Securities and Exchange Commission reports with respect to their ownership of Common Stock and their transactions therein.  Based upon (i) the copies of Section 16(a) reports that we received from such persons for their fiscal 2006 transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal 2006, we believe that all reporting requirements under Section 16(a) were met in a timely manner by all such persons.

OTHER MATTERS

    Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for presentation at the Company’s 2007 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its principal executive offices not later than March 15, 2007.  If next year’s annual meeting of stockholders is moved to a date more than 30 days before or after the anniversary date of the Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy will instead be a reasonable time before the Company begins to print and mail its proxy materials.  Stockholders who intend to present a proposal at the 2007 annual meeting of stockholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than June 1, 2007.

    The Board of Directors has no information that any other matter will be brought before the Meeting for consideration and vote by the Company’s stockholders.  If, however, any such matter is properly presented, either at the Meeting or as a result of its postponement or adjournment, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

                                                          By order of the Board of Directors

                                                          Robert S. Wiggins
                                                          Chairman of the Board

Clearwater, Florida
July 17, 2006

APPENDIX I

TECHNOLOGY RESEARCH CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS-TO BE HELD August 24, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of June 30, 2006 of common stock of  Technology Research Corporation, a Florida corporation(the “Company”) hereby appoints Robert S. Wiggins, Chairman of the Board and Barry H. Black, Chief Financial Officer, and each of them, jointly and severally, as attorney-in-fact and proxy, each with full power of substitution for the limited purpose of voting all shares of the common stock owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Radisson Hotel and Conference Center, 12600 Roosevelt Blvd., St. Petersburg, Florida 33716, Florida at 2:30 P.M., local time, August 24, 2006, and at any adjournments thereof, but only in accordance with the following instructions:

If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail the proxy to insure adequate stockholder representations at the Meeting. As this proxy is being solicited by the Board of Directors, you are encouraged to contact any member of the incumbent Board if you have any question concerning this proxy or the matters referenced herein.

 Comments:  ___________________________________________________________________________________________________________________________________

                      ____________________________________________________________________________________________________________________________________

(If you noted any Comments above, please mark corresponding box on the reverse side.)

(Continued on reverse side)

TECHNOLOGY RESEARCH CORPORATION

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
    PROMPTLY USING THE ENCLOSED ENVELOPE.

         Election of Directors                                                              For     WITHHOLD      FOR ALL                    To withhold authority to vote, mark “For All Except”
                                                                                 All               All               Except                                                                and write the nominee's number on line below.

    1.  Nominees:                                                                      ☐    ☐    ☐                         ____________________________________________________

         01)  Robert S. Wiggins                   04)  Patrick M. Murphy
         02)  Raymond B. Wood                 05)  Edmund F. Murphy, Jr.
         03)  Gerry Chastelet                        06)  David F. Walker

         Vote on Proposal
                                                                                                          For      Against    Abstain
    2.  Approval of KPMG LLP, Independent Registered Public Accounting Firm, as independent registered public accountants of the Company for operating year ending
     March 31, 2007.                                                                       ☐   ☐   ☐

    In accordance with their best judgment on any other matter that may properly be voted upon at the meeting.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If none of the choices specified in any of the Proposals 1 or 2 shall be marked, the named proxy is authorized and directed to vote as described therein and in accordance with that certain Proxy Statement dated July 17, 2006.

    For comments, please check this box and write them on the back where indicated.  ☐

    If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.

Signature [PLEASE SIGN WITHIN BOX]               Date         Signature [Joint Owners]                                            Date